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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                      ____________________________________

                                    FORM 8-K
                                 CURRENT REPORT
    PURSUANT TO SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 1996

                          _____________________________


                       HORIZON/CMS HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)



DELAWARE                             1-9369                           91-1346899
(State or other jurisdiction  (Commission File No.)             (I.R.S. Employer
of incorporation or org-                                     Identification No.)
anization)



                          6001 INDIAN SCHOOL ROAD, N.E.
                                    SUITE 530
                             ALBUQUERQUE, NEW MEXICO
                              (Address of principal
                               executive offices)

                                      87110
                                   (Zip Code)



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ITEM 5.

     Horizon/CMS Healthcare Corporation ("Horizon/CMS" or the "Company") publicly announced on May 1, 1996 in a press release that on April 22, 1996, it was served with two stockholders' derivative lawsuits filed in the Court
of Chancery of the State of Delaware.    Both lawsuits were filed on April
19, 1996. Horizon/CMS further announced that it has received -- but has not been served -- an additional stockholders' derivative lawsuit filed on April 19, 1996 in the United States District Court for the District of New Mexico (the "New Mexico Federal District Court"). Finally, Horizon/CMS announced that on April 29, 1996, it was served with two class action lawsuits filed on April 24 and 25, 1996, in the New Mexico Federal District Court. These latter two lawsuits seek to certify a class substantially identical to the lawsuits previously disclosed by the Company in its April 5, 1996 Current Report on Form 8-K and seek substantially the same relief.

     In MURIEL WINICKI VS. NEAL M. ELLIOTT, KLEMETT L. BELT, JR., ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, RUSSELL L. CARSON, BRYAN C. CRESSEY, CHARLES H. GONZALES, GERARD M. MARTIN, MICHAEL A. JEFFRIES, FRANK M. MCCORD, RAYMOND N. NOVECK, BARRY M. PORTNOY, LEROY S. ZIMMERMAN AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14948, filed in the Delaware Chancery Court, the plaintiff alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders as a result of the purported misuse of inside information in connection with the sale of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the transaction complained of in the complaint and attorneys' fees and costs. Because the Company was just served, the Company is now reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In DAVID J. STERN AND JOSEPH YOUNG VS. NEAL M. ELLIOTT, KLEMETT L. BELT, JR., ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, RUSSELL L. CARSON, BRYAN C. CRESSEY, CHARLES H. GONZALES, MICHAEL A. JEFFRIES, GERARD M. MARTIN, FRANK M. MCCORD, RAYMOND N. NOVECK, BARRY M. PORTNOY, LEROY S. ZIMMERMAN AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14951, filed in the Delaware Chancery Court, the plaintiff seeks class certification and alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders and engaged in other alleged misconduct, and that such actions have resulted in, among other things, the investigation by the Department of Justice ("DOJ) as to Continental Medical Systems, Inc. ("CMS") initiated prior to the announcement and ultimate completion of the merger transaction with CMS; the pending investigation by the DOJ and Office of Inspector General into certain retroactive Medicare Part B and related co-insurance billings by the Company; and the alleged misuse of non-public corporate information in connection with sales of Horizon/CMS common stock by certain of the current and former directors in January and


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February 1996.  To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the such alleged actions and attorneys' fees and costs. Because the Company was just served, the Company is reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In RONALD L. LIND VS. ROCCO A. ORTENZIO, NEAL M. ELLIOTT, ROBERT A. ORTENZIO, RUSSELL L. CARSON, KLEMETT L. BELT, JR., LEROY S. ZIMMERMAN, BARRY
M. PORTNOY, BRYAN C. CRESSEY, CHARLES H. GONZALES, MICHAEL A. JEFFRIES, GERARD M. MARTIN, RAYMOND N. NOVECK, FRANK M. MCCORD, AND HORIZON/CMS HEALTHCARE CORPORATION, Case No. CIV-96-0538-BB, filed in the New Mexico Federal District Court, the plaintiff seeks class certification and alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders and engaged in other alleged misconduct, and that such action have resulted in, among other things, the pending investigation by the DOJ and Office of Inspector General into certain retroactive Medicare Part B and related co-insurance billings by the Company; and the alleged misuse of non-public corporate information in connection with sales of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the transaction complained of in the complaint and attorneys' fees and costs. Because the Company just became aware of this lawsuit, the Company is reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In DR. GEORGE BOWLES VS. ROCCO A. ORTENZIO, NEAL M. ELLIOTT, ROBERT A. ORTENZIO, RUSSELL L. CARSON, KLEMMET L. BELT, JR., ERNEST A. SCHOFIELD, AND HORIZON/CMS HEALTHCARE CORPORATION, No. CIV-96-0555-SC, filed in the New Mexico Federal District Court, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common of stock of Horizon/CMS between July 6, 1995 and March 1, 1996 (the "Bowles Class Period"). In this lawsuit, the plaintiff alleges violations of federal and New Mexico state securities laws. In this connection, the plaintiff alleges that during the Bowles Class Period, the named defendants disseminated materially misleading statements about the Company, its business, its Greenery Rehabilitation Group, Inc. ("Greenery") and Continental Medical Systems, Inc. ("CMS") acquisitions, Greenery's improved operations after the acquisition, the successful integration of Continental's operations with the Company's and the cost savings and operating efficiencies obtained thereby, Horizon/CMS's earnings growth and financial statements, the Company's ability to continue to achieve profitable growth and the status and magnitude of regulatory investigations into and audits of the Company. Horizon/CMS disputes the factual and legal premises upon which the plaintiffs' lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

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    In DR. ROBERT MARSCHKE VS. ROCCO A. ORTENZIO, NEAL M. ELLIOTT, ROBERT A.
ORTENZIO, RUSSELL L. CARSON, KLEMMET L. BELT, JR., ERNEST A. SCHOFIELD, AND HORIZON/CMS HEALTHCARE CORPORATION, No. CIV-96-0560-MV, filed in the New Mexico Federal District Court, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common of stock of Horizon/CMS between July 6, 1995 and March 1, 1996 (the "Marschke Class Period"). In this lawsuit, the plaintiff alleges violations of federal and New Mexico state securities laws. In this connection, the plaintiff alleges that during the Marschke Class Period, the named defendants disseminated materially misleading statements about the Company, its business, its Greenery Rehabilitation Group, Inc. ("Greenery") and Continental Medical Systems, Inc. ("CMS") acquisitions, Greenery's improved operations after the acquisition, the successful integration of Continental's operations in the Company's and the cost savings and operating efficiencies obtained thereby, Horizon/CMS's earnings growth and financial statements, the Company's ability to continue to achieve profitable growth and the status and magnitude of regulatory investigations into and audits of the Company. Horizon/CMS disputes the factual and legal premises upon which the plaintiffs' lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HORIZON/CMS HEALTHCARE CORPORATION


                                   By: /s/ SCOT SAUDER
                                      -------------------------------------
                                       Scot Sauder
                                         VICE PRESIDENT OF LEGAL AFFAIRS,
                                          SECRETARY AND GENERAL COUNSEL

Date: May 3, 1996.

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